UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2004
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 7 Pages.
Exhibit Index Appears on Page 4

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 28, 2004, Chesapeake Corporation "Chesapeake" held its annual meeting of shareholders and issued a press release that summarized the business conducted at the annual meeting; including a review of 2003 financial results and the election of Directors. On April 28, 2004, Chesapeake also issued a press release announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share. The press release on the annual meeting and the press release on the dividend, which are attached as exhibits 99.1 and 99.2, respectively, to this report are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1
Press release, dated April 28, 2004, describing the business of the annual meeting of shareholders and the 2003 financial results
99.2
Press release, dated April 28, 2004, announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share

Page 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 28, 2004	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

Page 3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, dated April 28, 2004, describing the business of the annual meeting of shareholders and the 2003 financial results

99.2

Press release, dated April 28, 2004, announcing that the Board of Directors of Chesapeake declared a regular quarterly dividend of $0.22 a share

Page 4